UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2020

SPIRIT REALTY CAPITAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-36004	20-1676382

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2727 North Harwood Street, Suite 300

Dallas, Texas 75201

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 476-1900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Spirit Realty Capital, Inc.	Common stock, par value $0.05 per share	SRC	New York Stock Exchange
Spirit Realty Capital, Inc.	6.000% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share	SRC-A	New York Stock Exchange

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On June 8, 2020, Spirit Realty Capital, Inc. (the “Company”) held its 2020 Annual Meeting of Shareholders (the “Annual Meeting”). As of April 1, 2020, the record date for the Annual Meeting, there were 102,942,162 shares of common stock outstanding, holders of which were entitled to vote at the Annual Meeting. The Company solicited proxies for the Annual Meeting pursuant to Section 14(a) of the Securities Exchange Act of 1934.

The results of the matters voted upon at the Annual Meeting are as follows:

Proposal 1: Election of Directors

The following director nominees were elected to serve as directors, each to hold office until the 2021 Annual Meeting of Shareholders or until his or her respective successor is duly elected and qualified, by the following voting results:

Directors	For	Against	Abstentions	Broker Non-Votes
Jackson Hsieh	88,486,900	80,652	77,390	5,921,454
Kevin M. Charlton	85,965,076	2,601,117	78,749	5,921,454
Todd A. Dunn	88,499,484	66,572	78,886	5,921,454
Elizabeth F. Frank	88,506,703	62,565	75,673	5,921,455
Richard I. Gilchrist	87,781,449	785,315	78,180	5,921,452
Diana M. Laing	88,105,356	464,277	75,309	5,921,454
Sheli Z. Rosenberg	84,998,813	3,571,210	74,920	5,921,453
Thomas D. Senkbeil	88,502,926	64,609	77,407	5,921,454
Nicholas P. Shepherd	87,908,145	658,984	77,814	5,921,453

Proposal 2: Ratification of the selection of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for the year ended December 31, 2020

The appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2020 was ratified by the following voting results:

Proposal 2	For	Against	Abstentions	Broker Non-Votes
Ratification of Ernst & Young LLP	93,320,114	1,131,228	115,054	---

Proposal 3: Non-Binding advisory vote to approve the compensation of the Company's named executive officers

The compensation of our named executive officers as disclosed in the proxy statement was approved in a non-binding advisory vote by the following voting results:

Proposal 3	Voted For	Voted Against	Abstentions	Broker Non-Votes
Approval on a Non-Binding Advisory Basis, of the Compensation of the Company’s Named Executive Officers	83,912,592	4,382,983	349,362	5,921,459

Proposal 4: Non-Binding advisory vote to approve the frequency of future advisory votes to approve the compensation of the Company's named executive officers

A frequency of every year for future advisory votes to approve the compensation of our named executive officers was approved in a non-binding advisory vote by the following voting results:

Proposal 4	1 Year	2 Years	3 Years	Abstentions
Approval on a Non-Binding Advisory Basis, of the Frequency of Future Advisory Votes to Approve the Compensation of the Named Executive Officers	86,462,945	82,818	1,811,870	---

Based on the foregoing vote results for Proposal 4 and consistent with the recommendation of the Company’s Board of Directors (the “Board”), the Board has determined that the Company will hold future non-binding, advisory votes of shareholders to approve the compensation of the Company’s named executive officers on an annual basis until the next non-binding, advisory shareholder vote on the frequency of shareholder votes on named executive officer compensation, which is expected to be held at the Company’s 2026 Annual Meeting of Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT REALTY CAPITAL, INC.

By:	/s/ Jay Young
Jay Young Executive Vice President and General Counsel

Date: June 9, 2020